Exhibit 99.2
Third Quarter 2005 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
September 30, 2005
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 46-property portfolio consisting of 98 buildings totaling approximately 7.0 million square feet as of September 30, 2005.

Corporate Headquarters	7600 Wisconsin Ave.	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass
Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
September 30, 2005
STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004

OPERATING REVENUES
Rental revenues	$16,557	$15,857	$14,137	$12,247	$10,556
Tenant reimbursements and other	4,156	2,175	2,291	1,960	1,627

	20,713	18,032	16,428	14,207	12,183

PROPERTY EXPENSES
Property operating	3,288	3,148	3,007	2,540	2,192
Real estate taxes and insurance	1,641	1,523	1,395	1,292	1,123

NET OPERATING INCOME	$15,784	$13,361	$12,026	$10,375	$8,868

OTHER INCOME (EXPENSE)
General and administrative	(2,054)	(1,767)	(1,871)	(1,414)	(1,184)
Interest and other income	41	23	15	43	107

EBITDA	13,771	11,617	10,170	9,004	7,791

Depreciation and amortization	(6,613)	(5,828)	(5,077)	(4,396)	(3,811)
Interest expense	(5,493)	(4,674)	(4,516)	(3,720)	(3,327)
Loss from early retirement of debt	—	—	—	(618)	—

Income from continuing operations before minority interests and discontinued operations	1,665	1,115	577	270	653

Minority interests	(104)	(77)	(51)	(23)	(61)

Income from continuing operations	1,561	1,038	526	247	592

DISCONTINUED OPERATIONS
Income from operations of disposed property	—	—	—	56	71
Gain on sale of disposed property	—	—	—	2,092	—
Minority interests in discontinued operations	—	—	—	(193)	(6)

Income from discontinued operations	—	—	—	1,955	65

NET INCOME	$1,561	$1,038	$526	$2,202	$657

Quarterly Supplemental Disclosure
September 30, 2005
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
FUNDS FROM OPERATIONS ("FFO")	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004

Net income	$1,561	$1,038	$526	$2,202	$657
Add back:
Depreciation & amortization of real estate assets[1]	6,613	5,828	5,077	4,396	3,811
Discontinued operations depreciation & amortization	—	—	—	7	51
Minority interest	104	77	51	216	67
Deduct:
Gain on Sale of Asset	—	—	—	(2,092)	—

FFO	$8,278	$6,943	$5,654	$4,729	$4,586

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$8,278	$6,943	$5,654	$4,729	$4,586
Straight-line rent, net[2]	(214)	(348)	(325)	(180)	(185)
Deferred market rent	(319)	(300)	(265)	(206)	(177)
Non real-estate depreciation	33	19	17	16	13
Debt fair value amortization	(599)	(667)	(352)	(256)	(176)
Amortization of finance costs	177	207	191	831	51
Tenant improvements	(601)	(722)	(426)	(1,198)	(218)
Leasing commissions	(360)	(160)	(286)	(470)	(279)
Capital expenditures[3]	(892)	(513)	(165)	(474)	(405)

AFFO	$5,503	$4,459	$4,043	$2,792	$3,210

Total weighted average shares and OP units
Basic	17,655	17,555	15,627	15,543	15,551

Diluted	17,895	17,750	15,801	15,710	15,680

FFO per share:
FFO per share and unit — basic	$0.47	$0.39	$0.36	$0.30	$0.29

FFO per share and unit — diluted	$0.46	$0.39	$0.36	$0.30	$0.29

AFFO per share:
AFFO per share and unit — basic	$0.31	$0.25	$0.26	$0.18	$0.21

AFFO per share and unit — diluted	$0.31	$0.25	$0.26	$0.18	$0.20

1Non-real estate depreciation is classified in General and Administrative expense.
2Straight-line rent is net of rent abatement and straight-line bad debt expense.
3Capital expenditures exclude $0.4 million of non-real estate expenditures during third quarter 2005.

Quarterly Supplemental Disclosure
September 30, 2005
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Total revenue	$9,492	$8,730	$24,545	$22,752
Property operating expenses	(1,729)	(1,554)	(4,341)	(3,965)
Real estate taxes and insurance	(761)	(788)	(2,031)	(2,148)

Same-property[1] NOI — accrual basis	7,002	6,388	18,173	16,639

Straight-line revenue, net	(47)	(77)	(110)	(174)
Deferred market rental revenue	(33)	(72)	(158)	(266)

Same-property NOI — cash basis	$6,922	$6,239	$17,905	$16,199

Components of Same Property NOI Increase — accrual basis

Rental revenue increases	$400		$676
Occupancy increases	362		1,117
Expense increase	(148)		(259)

	$614		$1,534

Same property leased (end of period)	93.6%	94.0%	93.3%	93.6%
Same property percentage of total portfolio (sf)	42.5%	65.4%	39.7%	61.2%

Reconciliation of GAAP to Same Property NOI:

Total revenue	20,713	12,182	55,173	27,906
Property operating expenses	3,288	2,192	9,443	5,035
Real estate taxes and insurance	1,641	1,122	4,559	2,585

	$15,784	$8,868	$41,171	$20,286

Less: Non-same property NOI	(8,782)	(2,480)	(22,998)	(3,647)

Same-property[1] NOI — accrual basis	7,002	6,388	18,173	16,639

Straight-line revenue, net	(47)	(77)	(110)	(174)
Deferred market rental revenue	(33)	(72)	(158)	(266)

Same-property NOI — cash basis	$6,922	$6,239	$17,905	$16,199

Same-property NOI growth — accrual basis	9.6%		9.2%
Same-property NOI growth — cash basis	11.0%		10.5%
1 Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same-properties for the year to date periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II, the Coast Guard Building, Rumsey Center, Snowden Center, Greenbrier Technology Center, Norfolk Business Center, Virginia Center, Interstate Plaza and Alexandria Corporate Park. The three months ended September 30, 2005 and 2004 includes the preceding properties as well as Herndon Corporate Center and Aquia Commerce Center.

Quarterly Supplemental Disclosure
September 30, 2005
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30, 2005	December 31, 2004
	(unaudited)

Assets

Rental property, net	$582,203	$463,937
Cash and cash equivalents	3,941	2,532
Escrows and reserves	8,131	6,301
Accounts and other receivables, net	3,905	2,768
Accrued straight-line rents, net	3,288	2,310
Deferred costs, net	5,782	4,196
Prepaid expenses and other assets	5,716	2,024
Intangible assets, net	26,557	26,008

Total assets	$639,523	$510,076

Liabilities

Mortgage loans	$347,043	$259,039
Credit facility	43,000	39,680
Accounts payable and accrued expenses	4,549	4,058
Accrued interest	1,612	800
Rents received in advance	2,488	1,744
Tenant security deposits	3,482	2,804
Deferred market rent	6,117	5,267

Total liabilities	408,291	313,392

Minority interest	14,525	18,991

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized:
16,536,755 and 14,154,000 shares issued and outstanding respectively	17	14
Additional paid-in capital	258,153	209,268
Deficit	(41,463)	(31,589)

Total shareholders’ equity	216,707	177,693

Total liabilities and shareholders’ equity	$639,523	$510,076

Quarterly Supplemental Disclosure
September 30, 2005
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
COVERAGE RATIOS

Interest Coverage Ratio
EBITDA	$13,771	$11,617	$10,170	$9,004	$7,791
Divided by Interest Expense	5,493	4,674	4,516	3,720	3,327

	2.51x	2.49x	2.25x	2.42x	2.34x

Fixed Charge Coverage Ratio
EBITDA	$13,771	$11,617	$10,170	$9,004	$7,791
Divided by Interest Expense	5,493	4,674	4,516	3,720	3,327
+ Principal Amortization	909	827	778	710	513

	2.15x	2.11x	1.92x	2.03x	2.03x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense[1]	$1,854	$1,767	$1,871	$1,414	$1,184
Real Estate Revenues[1]	19,513	18,032	16,428	14,207	12,183

	9.5%	9.8%	11.4%	10.0%	9.7%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$390,043	$331,462	$267,902	$298,719	$210,484
Total Market Capitalization	843,699	769,331	671,342	653,099	531,768

	46.2%	43.1%	39.9%	45.7%	39.6%

[1] Excludes non-recurring charges and termination fee income for third quarter 2005.

Quarterly Supplemental Disclosure
September 30, 2005
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization
Total common shares outstanding	16,537
Common operating partnership (“OP”) units	1,115

Total common shares and OP units	17,652

Market price at September 30, 2005	$25.70

Total equity capitalization	$453,656	53.8%

Debt capitalization
Fixed-rate debt	$347,043	41.1%
Floating-rate debt	$43,000	5.1%

Total debt capitalization	390,043	46.2%

Total market capitalization	$843,699	100.0%

Quarterly Supplemental Disclosure
September 30, 2005
DESCRIPTION OF PROPERTIES

						Leased at
				Square	Annualized	September 30,
Property	Property Type	Location	Year Acquired	Footage	Rent	2005

Plaza 500	Multi-tenant Industrial	Alexandria, VA	1997	506,725	5,137,912	96.1%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,896,959	94.6%
6600 Business Parkway	Single-tenant Industrial	Elkridge, MD	1997	172,200	1,006,120	100.0%
13129 Airpark Road	Multi-tenant Industrial	Culpeper, VA	1997	150,400	741,616	100.0%
Tech Court	Flex	Chantilly, VA	1998	64,064	744,084	77.0%
Newington Business Park Center	Multi-tenant Industrial	Lorton, VA	1999	254,114	2,458,845	98.3%
Crossways Commerce Center I	Multi-tenant Industrial	Chesapeake, VA	1999	348,615	1,970,407	100.0%
Crossways Commerce Center ll	Flex	Chesapeake, VA	1999	147,736	1,495,613	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	916,730	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,438	1,794,770	88.9%
Rumsey Center	Flex	Columbia, MD	2002	134,654	1,320,142	83.3%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	888,575	72.8%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	703,355	85.3%
Virginia Center	Flex	Glen Allen, VA	2003	119,324	1,286,903	86.8%
Interstate Plaza	Single-tenant Industrial	Alexandria, VA	2003	107,320	1,262,268	100.0%
Alexandria Corporate Park	Multi-tenant Industrial	Alexandria, VA	2003	278,130	4,241,948	81.9%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,353	2,528,757	95.6%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	1,365,362	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,271,835	84.8%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	640,395	100.0%
Gateway West	Flex	Westminster, MD	2004	110,147	918,198	79.4%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	1,149,038	87.1%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,392,972	97.9%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	302,147	82.7%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	325,675	75.2%
6900 English Muffin Way	Multi-tenant Industrial	Frederick, MD	2004	165,690	1,097,122	100.0%
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	Frederick, MD	2004	169,750	1,138,557	100.0%
7561 Lindbergh Drive	Single-tenant Industrial	Gaithersburg, MD	2004	36,000	291,686	100.0%
Patrick Center	Office	Frederick, MD	2004	66,706	1,294,175	95.5%
West Park	Office	Frederick, MD	2004	28,950	481,340	94.8%
Woodlands Business Center	Office	Largo, MD	2004	37,940	451,494	60.1%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,178,981	96.0%
Airpark Place	Flex	Gaithersburg, MD	2004	82,200	898,332	87.8%
John Marshall Highway	Single-tenant Industrial	Haymarket, VA	2004	123,777	1,113,996	100.0%
Norfolk II	Flex	Norfolk, VA	2004	128,147	1,396,767	93.7%
Crossways II	Flex	Chesapeake, VA	2004	85,004	880,236	100.0%
Windsor	Flex	Manassas, VA	2004	154,226	980,260	58.6%
Metro Park North	Flex	Rockville, MD	2004	190,238	3,799,412	91.8%
Navistar	Single-tenant Industrial	Frederick, MD	2004	215,085	1,781,034	100.0%
Reston Business Campus	Flex	Reston, VA	2005	83,000	1,436,263	91.6%
Enterprise Center	Flex	Chantilly, VA	2005	189,116	2,939,555	89.8%
1400 Cavalier	Multi-tenant Industrial	Chesapeake, VA	2005	299,963	1,268,295	100.0%
Glenn Dale	Flex	Glenn Dale, MD	2005	315,191	1,632,865	99.2%
Gateway Manassas	Flex	Manassas, VA	2005	99,607	963,785	91.4%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,447,394	100.0%

Subtotal				6,538,815	65,232,175	93.4%

2000 Gateway Boulevard	Multi-tenant Industrial	Hampton,VA	2005	421,100	—	0.0%

Total				6,959,915	65,232,175	87.7%

Land Available for Development (by right)

Developable
Square Feet
John Marshall Highway	100,000
1400 Cavalier	100,000
Crossways II	25,000
Glenn Dale	200,000
Snowden Center	5,000
Navistar	50,000
Plaza 500	200,000

680,000

Quarterly Supplemental Disclosure
September 30, 2005
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

				Annualized	Percentage of
	Number of		Percent	Rent — Cash	Annualized
	Buildings	Square Feet	Leased	Basis	Rent
Washington	66	4,228,588	93.2%	$45,666,836	70.0%
Norfolk	14	1,883,424	75.4%	11,967,371	18.3%
Baltimore	17	728,579	88.1%	6,311,065	9.7%
Richmond	1	119,324	86.8%	1,286,903	2.0%

Total	98	6,959,915	87.7%	$65,232,175	100%

PORTFOLIO BY PROPERTY TYPE

				Annualized	Percentage of
	Number of		Percent	Rent — Cash	Annualized
	Buildings	Square Feet	Leased	Basis	Rent
Single-tenant Industrial	5	654,382	100.0%	$5,455,105	8.3%
Multi-tenant Industrial	18	2,594,487	80.9%	18,054,702	27.7%
Flex	69	3,155,599	89.5%	35,868,984	55.0%
Office	5	354,097	94.4%	4,674,403	7.2%
Retail	1	201,350	96.0%	1,178,981	1.8%

Total	98	6,959,915	87.7%	$65,232,175	100%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of		Leased
	Leases	Square Feet[1]	Portfolio
Triple Net	344	4,340,872	71.1%
Industrial Gross	36	398,617	6.5%
Full Service	138	1,365,752	22.4%

Total	518	6,105,241	100%

1 Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
September 30, 2005
TOP TEN TENANTS

				Percentage of
				Total
				Annualized	Weighted
				Rental	Average
		Number of	Total Leased	Revenue —	Remaining
Ranking	Tenant	Leases	Square Feet	Cash Basis	Lease Term
1	U.S. Government	23	681,759	14.1%	4.8
2	EDS	2	220,501	3.8%	5.7
3	FKI Logistex	1	215,085	2.7%	11.0
4	CACI	6	76,472	1.9%	5.2
5	First American Registry	1	55,851	1.9%	8.8
6	First Data Corporation	1	117,336	1.9%	3.2
7	Engineering Solutions	1	123,777	1.7%	7.0
8	Carolina Holdings	1	124,501	1.7%	4.4
9	Montgomery County	1	48,002	1.7%	10.2
10	REICO Distributors	2	175,195	1.6%	9.9

	Subtotal Top 10 Tenants	39	1,838,479	33.0%	6.2
	All Remaining Tenants	479	4,266,762	67.0%	3.5

	Total / Weighted Average	518	6,105,241	100.0%	4.4

Quarterly Supplemental Disclosure
September 30, 2005
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Rental Revenue - Cash Basis

	Number of
	Leases		Percent of		Percent of	Average per
	Expiring	Square Footage	Total	Amount	Total	Sq. Ft.
Year of Lease Expiration
MTM	21	54,238	0.9%	697,507	1.1%	$12.86
2005	18	167,941	2.8%	1,677,273	2.6%	9.99
2006	92	794,346	13.0%	6,789,698	10.4%	8.55
2007	102	1,077,161	17.6%	11,539,354	17.7%	10.71
2008	83	568,091	9.3%	6,960,442	10.7%	12.25
2009	73	1,046,338	17.1%	10,221,512	15.7%	9.77
2010	56	718,587	11.8%	7,751,487	11.9%	10.79
2011	19	552,721	9.1%	6,733,777	10.3%	12.18
2012	18	262,767	4.3%	2,503,349	3.7%	9.53
2013 and thereafter	36	863,051	14.1%	10,357,776	15.9%	12.00

Total	518	6,105,241	100.0%	65,232,175	100.0%	$10.68

Quarterly Supplemental Disclosure
September 30, 2005
LEASING ANALYSIS

	3 months ended	9 months ended
	September 30, 2005	September 30, 2005
Leasing Production[1]

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	400,111	682,271
Square footage of terminated leases	108,391	139,357

Total — expired/early renewal/terminated leases	508,502	821,628

New and renewal leases
Square footage of new and renewal leases	410,908	800,562
Number of new and renewal leases commencing	36	106

New leases signed in advance of existing lease expiration	—	15,057
Net absorption	(97,594)	(36,123)

New Leases
New square footage	65,966	230,762
Number of new leases commencing	17	51

Rental Change — Cash
New base rent	$12.75	$11.95
Percentage change in base rent	5.7%	7.3%

Rental Change — GAAP
New base rent	$13.39	$12.72
Percentage change in base rent	12.2%	13.6%

Average capital cost per square foot	$1.26	$5.95
Average downtime between leases (months)	3.0	6.7
Average lease term (months)	50.2	59.1

Renewal Leases

Square footage of renewal leases	344,942	569,800
Number of renewal leases commencing	19	55
Retention rate	86%	84%

Rental Change — Cash
New base rent	$10.44	$11.93
Expiring base rent	$10.17	$11.61
Percentage change in base rent	2.6%	2.8%

Rental Change — GAAP
New base rent	$10.56	$12.28
Expiring base rent	$10.06	$11.56
Percentage change in base rent	5.0%	6.2%

Average capital cost per square foot	$0.76	$0.63
Average lease term (months)	50.7	42.8

[1]	Includes leased square footage and costs related to leases signed in the third quarter for subsequent periods.

Quarterly Supplemental Disclosure
September 30, 2005
DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance	Annualized Debt		Balance at
Encumbered Properties	Interest Rate	September 30, 2005	Service[2]	Maturity Date	Maturity

Fixed Rate Debt

Plaza 500
Van Buren Business Park
6600 Business Parkway	7.26%	$38,277	$3,429	12/11/2007	$36,784
13129 Airpark Road
4200 Tech Court	8.07%	1,803	168	10/1/2009	1,705
4212 Tech Court	8.53%	1,753	169	6/1/2010	1,654
Crossways Commerce Center	6.70%	26,134	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,485	1,316	10/1/2012	14,706
Interstate Plaza[1]	5.30%	8,612	726	1/1/2007	8,282
Herndon Corporate Center[1]	5.66%	8,791	603	4/1/2008	8,548
Aquia Commerce Center I1	6.50%	954	165	2/1/2013	42
Deer Park[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman's Mills Court[1]
Girard Business Center[1]	5.54%	78,551	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]
Norfolk Commerce Park II1	5.28%	7,760	648	8/7/2008	7,034
4612 Navistar Drive[1]	5.20%	14,468	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	26,425	2,028	2/11/2012	21,581
Alexandria Corporate Park
Greenbrier Technology Center II
Norfolk Business Center
Rumsey Center	5.19%	65,000	3,374	7/31/2015	65,000
Snowden Center
Enterprise Center[1]	5.20%	20,164	1,647	12/1/2010	16,712
Glenn Dale Business Center[1]	5.13%	9,203	780	5/1/2009	8,032
Gateway Centre Manassas[1]	5.88%	1,936	239	11/1/2016	1,993
1434 Crossways Boulevard[1]	5.38%	20,727	826	8/5/2012	16,555

		$347,043	$25,770		$315,687

Floating Rate Debt

Credit Facility[3]	LIBOR + 1.45%	43,000	2,253	12/31/2006	43,000

Total at September 30, 2005		$390,043	$28,023		$358,687

[1] The balance at September 30, 2005 includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza — $0.4 million, 7.45%, (ii) Herndon Corporate Center — $0.2 million, 5.11%, (iii) Deer Park, English Muffin Way, Gateway Center, Gateway West, Georgia Pacific, Goldenrod Lane, Worman’s Mills Court, Girard Business Center, Girard Place, Old Courthouse, Patrick Center, Lindbergh Drive, West Park and Woodlands Business Center — $3.6 million, 6.71%, (iv) Norfolk Commerce Park II — $0.3 million, 6.90%, (v) 4612 Navistar Drive — $1.7 million, 7.48%, (vi) Campus at Metro Park North — $2.7 million, 7.11%, (vii) Enterprise Center — $2.5 million, 8.03% and (viii) Glenn Dale Business Center — $0.8 million, 7.93%, (ix) Gateway Centre Manassas — $0.1 million, 7.35%, (x) 1434 Crossways I — $0.8 million, 6.25% and (xi) 1434 Crossways II — $1.3 million, 7.05%. The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2] Annual debt service for floating rate loans reflects the principal balance at the end of the period multiplied by the variable interest rate in effect at the end of the period.

[3] As of September 30, 2005, the borrowing base for the Credit Facility included the following properties: Virginia Center, Aquia Commerce Center II, Airpark, 15395 John Marshall Highway, Crossways II, Reston Business Campus, 1400 Cavalier Boulevard, Enterprise Center, Glenn Dale Business Center and 2000 Gateway Boulevard.

Quarterly Supplemental Disclosure
September 30, 2005
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Funds From Operations
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, non-real estate depreciation and then subtracting cash paid for any tenant improvements, leasing commissions, and all real estate capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.